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                                  EXHIBIT 99.3

                ORDER CONFIRMING DEBTOR'S PLAN OF REORGANIZATION





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GOLDBERG, STINNETT, MEYERS & DAVIS
A Professional Corporation
MERLE C. MEYERS, ESQ. #66849
KATHERINE D. RAY, ESQ. #121002
44 Montgomery Street, Suite 2900
San Francisco, California  94104
Telephone:  (415) 362-5045

Attorneys for Debtor-in-Possession





                      IN THE UNITED STATES BANKRUPTCY COURT

                     FOR THE NORTHERN DISTRICT OF CALIFORNIA

                             SAN FRANCISCO DIVISION


In re                        )         Case No. 97-32984 DM
                             )
STREAMLOGIC CORPORATION,     )          Under Chapter 11
a Delaware corporation       )
formerly known as            )
Micropolis Corporation,      )
                             )
                 Debtor.     )
                             )
Tax I.D. No. 95-3093858      )
_____________________________)



                ORDER CONFIRMING DEBTOR'S PLAN OF REORGANIZATION

           The Debtor's First Amended Plan Of Reorganization (Dated January 15,
1998) (the "Plan"), was filed on January 15, 1998 by STREAMLOGIC CORPORATION, a Delaware corporation formerly known as Micropolis Corporation and the debtor-in-possession herein ("StreamLogic"), together with the Debtor's First Amended Disclosure Statement (Dated January 15, 1998) (the "Disclosure Statement").

           The Disclosure Statement was approved by this Court under the provisions of Section 1125 of the Bankruptcy Code, pursuant to an order of this Court filed on January 15, 1998 (the "Disclosure
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Statement Order"), and was transmitted together with the Plan, ballots, a notice and other documents (collectively, the "Plan Package") to StreamLogic's creditors and equity security holders on January 23, 1998 in accordance with the directives of such order.

           Pursuant to the terms of the Disclosure Statement Order, and based upon the mailing of the Plan Package on January 23, 1998, the deadline for the filing of ballots and objections to confirmation of the Plan was established as February 17, 1998. The only such objection filed by any party, either before or after such deadline, was an objection filed by the United States Trustee. Both StreamLogic and the Committee have filed responses to the United States Trustee's objection. On February 25, 1998, StreamLogic filed with this Court all ballots timely received, as well as a summary and analysis of such ballots and a statement setting forth the Plan's compliance with all provisions of Section 1129 of the Bankruptcy Code.

           During the course of the hearing regarding confirmation of the Plan, StreamLogic has modified the Plan, in the manner set forth paragraph no. 2 hereinbelow. The Plan as so modified is referred to herein as the "Modified Plan." The Official Committee of Unsecured Creditors appointed herein (the "Committee") has stated its support for the Modified Plan, as it also did with respect to the Plan. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings assigned to them in the Modified Plan.

           A hearing was held before this Court on March 3, 1998 to consider confirmation of the Modified Plan. Based thereon, upon the record of this Court and upon this Court's findings of fact and


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conclusions of law set forth in the Findings Of Fact And Conclusions Of Law
Regarding Plan Of Reorganization filed by this Court concurrently herewith (the "Findings and Conclusions"), and for good cause shown, and after due consideration and deliberation,

           NOW, THEREFORE, IT IS HEREBY ORDERED, DETERMINED, ADJUDGED AND DECREED as follows:

           1. To the extent that any objection to confirmation of the Plan has not been withdrawn as to the Modified Plan prior to the date of the entry of this Order, each such objection to the Modified Plan, including without limitation the objection filed by the United States Trustee, is overruled.

           2. The Plan is hereby deemed modified, so as to become the Modified Plan, in each of the following respects:

                     A. Section 9.4 of the Plan is modified so as to read in its entirety as follows:

                               9.4 Immunity. (a) All actions taken before, on or
                     after the Effective Date by the Distribution Agent, the Committee or any of their respective agents, representatives, attorneys, advisors or accountants, as contemplated under the terms of the Plan, shall be actions within the scope of Sections 1103 and 1107 of the Bankruptcy Code; (b) except for willful misconduct or gross negligence, neither the Distribution Agent, the Committee, their respective professionals, nor the Committee's members (including United Equities, FWB Software, Inc., Network Storage Solutions, Norwest Bank Minnesota, N.A., Seagate Technology, Loomis, Sayles & Company, L.P. and Harris Trust And Savings Bank) shall be determined liable to the Distribution Estate or to any other person or party for any action or omission taken or made in connection with the Plan or its effectuation before, on or after the Effective Date, and such parties may in good faith exercise or refrain from exercising any right, duty or obligation contemplated hereunder without challenge or recourse; and
                     (c) the Bankruptcy Court shall have and retain exclusive jurisdiction (or non-exclusive jurisdiction to the extent that the Bankruptcy Court permits such claims to be maintained in other courts or tribunals) over any and all claims asserted against any party with respect to any act or omission taken or made


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                     in connection with the Plan or its effectuation at any
                     time.

                     B. Section 10.1 of the Plan (before subparts) is modified so as to read in its entirety as follows:

                               10.1. Generally. Until the Chapter 11 Case has been closed, and thereafter upon a motion to reopen the case, the Bankruptcy Court shall have exclusive jurisdiction (or non-exclusive jurisdiction, as to (i) matters initiated by or on behalf of the Distribution Estate, and (ii) matters which the Bankruptcy Court on request permits to be maintained in other courts or tribunals) of all matters concerning the allowance of Claims and Interests, and the interpretation and implementation of the Plan, pursuant to, and for the purposes of, Sections 105(a) and 1142 of the Bankruptcy Code, including without limitation the following purposes: . . . .

                     C. Section 10.1(b) of the Plan is modified so as to read in its entirety as follows:

                               (b) to determine any and all claims, causes of
                     action, adversary proceedings, applications and contested matters which are pending on the Effective Date or which are thereafter commenced by or related to the Distribution Estate, and to order the examination of any entity in connection with the property, claims, causes of action, adversary proceedings, applications and contested matters of the Distribution Estate in accordance with Rule 2004 of the Federal Rules of Bankruptcy Procedure; D. In all other respects, the Plan remains unchanged and without modification.

           3. Notwithstanding any language of the Modified Plan to the contrary,
           (a) the United States Trustee need not file a claim for quarterly fees which accrue under the provisions of Section 1930 of Title 28 of the United States Code, which fees shall be paid in accordance with the provisions of the Modified Plan notwithstanding the absence of such a claim filing; and (b) any quarterly fees due and owing to the United States Trustee pursuant to Section 1930 of Title 28 of the


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           United States Code as of the Effective Date shall be paid by the
           Reorganized Debtor on the Effective Date.

           4. Pursuant to the provisions of Section 1129 of the Bankruptcy Code, the Modified Plan shall be, and it hereby is, confirmed.

           5. Except as otherwise provided herein or in the Modified Plan, in accordance with the provisions of Section 1141(d) of the Bankruptcy Code, subject to the occurrence of the Effective Date, the Reorganized Debtor is hereby discharged of and from any and all debts and claims that arose or hereafter arise before the Effective Date, including, without limitation, any debt or claim of a kind specified in Sections 502(g), 502(h) or 502(i) of the Bankruptcy Code, whether or not (a) a proof of claim based on such a debt is filed or deemed filed under the provisions of Section 501 of the Bankruptcy Code, (b) such claim is allowed under the provisions of Section 502 of the Bankruptcy Code, or (c) the holder of such claim has accepted the Modified Plan.

           6. As of the Effective Date, except as otherwise provided in the Modified Plan, in accordance with the provisions of Sections 1141(b) and 1141(c) of the Bankruptcy Code, subject only to the occurrence of the Effective Date, all Hammer Assets shall be, and they hereby are, fully revested in the Reorganized Debtor and are free and clear of all liens, debts, claims and interests of any person or entity and holders of equity security interests, arising before the Effective Date, except as set forth in the Modified Plan.

           7. Except as otherwise provided in the Modified Plan



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           and subject only to the occurrence of the Effective Date, any judgment at any time obtained, to the extent that such judgment is a determination of personal liability of StreamLogic with respect to any debt or claim discharged hereunder shall be, and it hereby is, rendered null and void.

           8. Unless otherwise provided herein, all injunctions or stays provided for in the chapter 11 case herein pursuant to Sections 105 or 362 of the Bankruptcy Code or otherwise extant on the date of entry of this order shall remain in full force and effect until the Effective Date of the Modified Plan.

           9. The rights afforded in the Modified Plan, and the treatment of all Claims and Interests set forth therein, shall be in full exchange for, and in complete satisfaction, discharge and release of, all Claims and Interests of any kind or nature whatsoever, whether known or unknown, matured or contingent, liquidated or unliquidated, existing, arising or accruing, whether or not yet due, prior to the Effective Date, including without limitation any Claims, or interest on Claims, accruing on or after the Petition Date, against StreamLogic or its estate, or any assets or property thereof. Except as, and to the extent, expressly provided in the Modified Plan or in this order, at all times on and after the Effective Date, unless
           Section 7.2.3 of the Modified Plan becomes operative due to a timely and proper withdrawal by the Preletz Group, (a) all such Claims against, and Interests in, StreamLogic or its estate shall be deemed fully and finally satisfied, discharged and released; (b) all persons shall be fully and finally barred, enjoined and precluded from


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           asserting against StreamLogic, the Distribution Estate, or any of their respective successors or assets, any Claims or Interests based upon any act or omission, transaction, agreement, right, privilege, duty, entitlement, obligation or other event or activity of any kind or nature whatsoever that occurred prior to the Effective Date; and
           (c) all Claims and Interests shall be fully and finally discharged and deemed satisfied to the fullest extent permitted by the provisions of Section 1141 of the Bankruptcy Code.

           10. Except as otherwise provided in the Modified Plan and subject only to the occurrence of the Effective Date, the commencement or continuation of any action, the employment of any process, or any act to collect, recover or offset any debt discharged hereunder as a personal liability of the estate herein or of StreamLogic, or from or against any property of the estate herein or of StreamLogic, is hereby permanently enjoined, stayed and restrained. The Bankruptcy Court shall have jurisdiction to determine and award damages for any violation of the injunction provided for in the Modified Plan or in this Order. Notwithstanding the foregoing, nothing in this Order shall operate to enjoin any person from the commencement of an action or doing of an act to enforce the liabilities or obligations to be paid or performed under the Modified Plan, or to otherwise preserve or protect its prospective rights and benefits under the Modified Plan.

           11. Subject only to the occurrence of the Effective Date, pursuant to the provisions of Article VI of the Modified Plan and Sections 365 and 1123(b)(2) of the Bankruptcy Code,


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           and without further motion to or order of the Bankruptcy Court, (i)
           the assumption and rejection of executory contracts and unexpired leases as and to the extent provided by Section 6.2 of the Modified Plan is hereby approved; (ii) the time pursuant to Section 365(d)(4) of the Bankruptcy Code within which StreamLogic may assume or reject the executory contracts specified in Section 6.2 of the Modified Plan is hereby extended to the Effective Date; and (iii) all claims for cure amounts arising from contracts and leases assumed prior to or as a result of the Effective Date, other than cure amounts established pursuant to the provisions of Section 6.3 of the Modified Plan, are hereby disallowed.

           12. Proof of any claim for breach of an executory contract or unexpired lease rejected pursuant to Section 6.2 of the Modified Plan be, and it hereby is, required to be served and filed with the Court in the manner set forth in Section 6.6 of the Modified Plan, or it shall then be barred and discharged. Objections to proofs of claim for breach of an executory contract or unexpired lease rejected under
           Section 6.2 shall be determined by the Bankruptcy Court as a core proceeding under 28 U.S.C. Section 157(b).

           13. All distributions of cash or other consideration required to be made by the Distribution Agent pursuant to the terms of the Modified Plan shall be made within the time provided by the Modified Plan and, in the case of distributions of cash, shall be timely and proper if
           (i) mailed by first class mail or delivered by hand on or before the distribution dates set forth in the Modified Plan to the


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           last known address of the persons entitled thereto, or (ii) payment is made by wire transfer on or before the distribution dates set forth in the Modified Plan.

           14. StreamLogic, the Reorganized Debtor, the Committee, and the Distribution Agent, and each of their respective officers, agents, attorneys and representatives, shall be, and they hereby are, authorized and empowered to issue, execute, deliver, file or record any agreement, document or security, and take any action necessary or appropriate, to implement, effectuate and consummate the Modified Plan in accordance with its terms, including, without limitation, any agreement, release or other document referenced in the Modified Plan, without further application to, or order of, this Court.

           15. StreamLogic, the Reorganized Debtor, the Committee, the Distribution Agent, and each of their respective officers, agents, attorneys and representatives, shall be, and they hereby are, authorized to execute and file any and all documents necessary or appropriate to effectuate or evidence any or all actions authorized to be taken pursuant to the terms of the Modified Plan, and any or all such documents shall be accepted by each of the respective State filing offices and recorded in accordance with applicable State law, and shall become effective in accordance with their terms and the provisions of State law as of the Effective Date.

           16. Subject to the occurrence of the Effective Date, the Modified Plan and this Order shall bind StreamLogic, the Reorganized Debtor, the Committee, the Distribution Agent, and all of their successors and assigns, and shall bind any person


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           or entity asserting a Claim against the Reorganized Debtor or
           StreamLogic, or an Interest in the Reorganized Debtor, or StreamLogic, whether or not such Claim or Interest is impaired under the Modified Plan, whether or not the Claim or Interest arose before or after the Petition Date and prior to the Effective Date, and whether or not such person or entity has accepted the Modified Plan.

           17. The Committee and the Distribution Agent are hereby authorized, subject to the terms of the Modified Plan and without further order of the Bankruptcy Court, to investigate, commence, enforce, compromise, adjust, and prosecute certain claims, causes of action, and objections to claims, as set forth in the Modified Plan, as to which matters this Court shall retain jurisdiction under the Modified Plan and this Order.

           18. This Order shall constitute all approvals and consents required, if any, by the laws, rules or regulations of any State or any other governmental authority with respect to the implementation or consummation of the Modified Plan, and any other documents, instruments or agreements, and any amendments or codifications thereto, and any other act referred to in or contemplated by the Modified Plan, the Disclosure Statement and any other documents, instruments or agreements, and any amendments or modifications thereto.

           19. Pursuant to the provisions of Section 1146(c) of the Bankruptcy Code, the issuance, transfer or exchange of notes or equity securities under the Modified Plan, the creation of any mortgage, deed or trust or other security interest, the


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           making or assignment of any lease or sublease, the sale or other transfer of any assets by the Distribution Agent to a third party, or the making or delivery of any deed or other instrument of transfer under, in furtherance of, or in connection with the Modified Plan, including any deeds, bills of sale or assignments executed in connection with any of the transactions contemplated under the Modified Plan, shall be, and they hereby are, exempt from any stamp, real estate transfer, mortgage recording, sales or other similar tax.

           20. Pursuant to the provisions of Section 1145(a) of the Bankruptcy Code, and except with respect to underwriters as defined in Section 1145(c) of the Bankruptcy Code, the offer, sale, issuance and distribution of shares of stock of the Reorganized Debtor under the terms of Sections 5.2.4, 8.1.1, 8.1.2 or 8.2 of the Modified Plan, are hereby deemed and determined to be fully exempt from, and unaffected by, any of the provisions of Section 5 of the Securities Act of 1933 and any State or local law requiring registration for offer or sale of a security or registration or licensing of an issuer of, underwriter of, or broker or dealer in, a security.

           21. The issuance of Reorganized Shares under the terms of Sections 8.1(a), 8.1.3, 8.1.4 or 8.1.5 of the Modified Plan shall not be deemed to be exempt from registration or licensing pursuant to the terms of Section 1145(a) of the Bankruptcy Code.

           22. Until the chapter 11 case herein is closed and a final decree is entered pursuant to Bankruptcy Rule 3022, StreamLogic, the Reorganized Debtor, the Committee, the


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           Distribution Agent, any creditor or any other party in interest may commence an adversary proceeding, contested matter or application in this Court with respect to any matter as to which jurisdiction has been retained.

           23. Until the entry of a final decree in this chapter 11 case, and thereafter in the event of a reopening of the case, this Court shall retain jurisdiction over this chapter 11 case for all purposes, including those listed in Article X of the Modified Plan and to enforce compliance with any orders of the type referred to in Section 1142 of the Bankruptcy Code.

           24. The Effective Date shall occur on a date designated by StreamLogic, the Committee and the Preletz Group, as set forth in Paragraph AD of Exhibit "A" attached to the Modified Plan.

           25. In accordance with Bankruptcy Rule 3020(c), as soon as practicable after the Effective Date, the Distribution Agent shall mail to all creditors, shareholders and other parties in interest who received the Plan Package pursuant to the directives of the Disclosure Statement Order, notice of (a) entry of this Order, (b) the occurrence of the Effective Date, and (c) the deadlines established by Sections 3.2 and 6.6 of the Modified Plan.

           26. All Interests (including all shares of stock of StreamLogic, warrants, options, Rescission Claims or other interests related thereto) existing immediately before the Effective Date shall be, and are hereby, deemed cancelled, terminated, released, discharged, void and of no further force or effect as of the Effective Date. No distribution shall be


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           made upon any Interests, and the holders of Interests shall receive nothing under the terms of the Modified Plan.

DATED:  March 3, 1998

                                       /s/ Dennis Montali

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                                       THE HONORABLE DENNIS MONTALI
                                       United States Bankruptcy Judge

                                * * * * * * * * *

           The undersigned parties consent to the form of the foregoing order:

OFFICE OF THE UNITED STATES TRUSTEE


By: /s/ Stephen L. Johnson
    ------------------------------
    Stephen L. Johnson, Esq.
    Attorney-Advisor

MURRAY & MURRAY, A Professional Corporation


By: /s/ Patrick M. Costello
    -------------------------------
    Patrick M. Costello, Esq.
    Attorneys for the Committee


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